ING EQUITY TRUST
ING MidCap Value Fund
ING SmallCap Value Fund
Supplement dated March 9, 2007
to the Class A, Class B, Class C and Class M Prospectus,
the Class I and Class Q Prospectus
and the Class A, Class B, Class C, Class I, Class M, Class O
and Class Q Statement of Additional Information
each dated September 30, 2006
     On November 9, 2006, the Board of Trustees of ING Equity Trust approved a proposal to reorganize each “Disappearing Fund” into the following “Surviving Fund” (each a “Reorganization,” and collectively, the “Reorganizations”):

Disappearing Fund	Surviving Fund
ING MidCap Value Fund	ING Value Choice Fund
ING SmallCap Value Fund
     Each proposed Reorganization is subject to approval by shareholders of each Disappearing Fund. If shareholder approval is obtained at a Special Meeting of Shareholders to be held on April 26, 2007, it is expected that each Reorganization shall close on May 12, 2007, or such other date as the parties to the Reorganizations may agree, at 4:00 p.m. Eastern Time (the “Closing Date”). Shareholders will be notified if a Reorganization is not approved.
     If a Reorganization is approved, any contingent deferred sales charge (“CDSC”) that would be applicable on a redemption of shares of the Disappearing Fund shall be waived until the Closing Date. Redemption requests received after the Closing Date will be treated as requests received by the Surviving Fund for the redemption of its shares and will be subject to the applicable CDSC of the Surviving Fund.
     This Supplement supersedes the Supplement dated November 9, 2006.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.